                               SUPPLEMENT NO. 2

                                      TO

                     POOLING AND ADMINISTRATION AGREEMENT

                                     AMONG


                         CAPSTEAD CAPITAL CORPORATION
                                  as Sponsor



                         CAPSTEAD MORTGAGE CORPORATION
                               as Administrator


                                      and


                   TEXAS COMMERCE BANK NATIONAL ASSOCIATION
                                  as Trustee


                         CAPSTEAD CAPITAL CORPORATION
                        PORTFOLIO PASS-THROUGH PROGRAM
                      Series 1993PA-11 through 1993PA-20


                                  Dated as of

                               September 1, 1993

     THIS SUPPLEMENT NO. 2 TO POOLING AND ADMINISTRATION AGREEMENT, dated as of September 1, 1993 and effective as of September 21, 1993, is executed among CAPSTEAD CAPITAL CORPORATION, a Delaware corporation ("CCC"), CAPSTEAD MORTGAGE CORPORATION, a Maryland Corporation, as Administrator (the "Administrator"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association, as Trustee (the "Trustee").

                         W I T N E S S E T H  T H A T:
                         - - - - - - - - - -  - - - -

     In consideration of the premises and the mutual agreements herein contained, CCC, the Administrator and the Trustee hereby agree as follows:

                                  ARTICLE I.

                                  Definitions
                                  -----------

     The following definitions are hereby amended, for all purposes of the Pooling and Administration Agreement, only as such terms apply to Series 1993PA-11 through 1993PA-20:

     Additional Series:  Series 1993PA-11 through 1993PA-20, issued pursuant to
     -----------------
this Supplement No. 2 to the Agreement.

     Agreement:  The Pooling and Administration Agreement dated as of March 1,
     ---------
1993, as amended by Amendment No. 1 thereto, dated as of June 1, 1993 and as supplemented through this Supplement No. 2, dated as of September 1, 1993.

     Distribution Date:  The second Business Day prior to the 25th day of any
     -----------------
month, beginning October 21, 1993.

     Distribution Rate:  With respect to any Mortgage Loan, one-twelfth (1/12)
     -----------------
of the then-applicable Remittance Rate with respect to such Mortgage Loan less M the Mortgage Pool Insurer's Premium Percentage, (ii) one-twelfth (1/12) of the Special Hazard Premium Percentage, (iii) the Trustee Fee Percentage, and (iv) the Administrator's Fee Percentage (with each of the fees described in (i), (ii), (iii) and (iv) being expressed as a percentage and rounded to the nearest ten-thousandth of a percent).

     Fraud Waiver Letter:  The Special Loss Waiver Letter from PMI dated as of
     -------------------
September 21, 1993. The coverage under the Fraud Waiver Letter shall be part of the coverage provided in the September 21st Schedule Endorsement initially in an amount (the "Waiver Amount") equal to three percent (3.0%) of the aggregate principal amount of the Mortgage Loans as of their Cut-off Date.

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On the first anniversary of the effective date of the September 21st Schedule
Endorsement, the Waiver amount will be reduced to the lesser of (i) one percent (1.0%) of the aggregate principal amount of such Mortgage Loans as of their Cut-off Date, or (ii) the excess of three percent (3.0%) of such aggregate principal amount over PMI's actual fraud loss payments during the period from the effective date of the September 21st Schedule Endorsement through the first anniversary of such effective date. During the period from the second anniversary date of the effective date of the September 21st Schedule Endorsement through the fifth anniversary of such effective date, the Waiver Amount will be reduced to the lesser of W one percent (1.0%) of the aggregate outstanding principal amount of the Mortgage Loans as of the Cut-off Date, or
(ii) the excess of three percent (3.0%) of such aggregate outstanding principal amount over PMI's actual fraud loss payments during the period from the effective date of the September 21st Schedule Endorsement through the second anniversary of such effective date.

     Indemnity Agreement: The Indemnity Agreement, dated as of September 21,
     -------------------
1993, by and between PMI and CMC.

     Insurance Policies:  The Mortgage Pool Insurance Policy (including
     ------------------
applicable Advance Claims Endorsement and Fraud Waiver Letter).

     September 21st Schedule Endorsement: Schedule Endorsement No. 93 26T-3 to
     -----------------------------------
the Mortgage Pool Insurance Policy dated as of September 21, 1993.

     Mortgage Loans:  The Mortgage Loans listed on Schedules A-11 through A-20
     --------------
hereto, which together comprise Exhibit A.
                                ---------

     Servicers:  The Servicers listed on Exhibit B hereto.
     ---------                           ---------

     Servicing Agreement:  The Servicing Agreements, as amended from time to
     -------------------
time, listed in the Schedule of Servicers and Servicing Agreements attached hereto as Exhibit C and providing for the servicing of the Mortgage Loans by the
          ---------
Servicers, each such Servicing Agreement with respect to the Mortgage Loans in a Series having been assigned by CMC to CCC, and assigned by CCC to the Trustee pursuant to Section 2.01 hereof, except for that Servicing Agreement between CCC, as Owner, and CMC, as Servicer, the rights under which were assigned directly by CCC to the Trustee. Exhibit C may be amended from time to time to
                                ---------
add or delete Servicers, either in connection with the delivery of a Supplement to this Agreement, or otherwise.

     Trust Fund:  With respect to the separate Series of Certificates, the
     ----------
corpus of the trusts created by this Agreement or any Supplement hereto, each consisting of (i) the mortgage Loans assigned to such Series as specified in the related Schedule of Mortgage Loans; (ii) such assets as shall from time to time be identified as deposited in the Certificate Account for the benefit of Certificateholders of such Series; (iii) such assets as may be held for such Series from time to time in the Advance Account; (iv) such assets as from time to time may be held for such Series by a Servicer in a Custodial Account; (v) all property which secured a Mortgage Loan assigned to such

Series as specified in the related Schedule of Mortgage Loans and which has been acquired by foreclosure or deed in lieu of foreclosure; (vi) rights to the benefits, if any, under the Mortgage Pool Insurance Policy and all endorsements thereto, including the Advance Claims Endorsement and the Fraud Waiver Letter;
(vii) all right, title and interest of CCC in and to the obligations of the Servicers pursuant to their Servicing Agreements with respect to the Mortgage Loans assigned to such Series as specified in the related Schedule of Mortgage Loans; (viii) all right, title and interest of CCC in and to the obligations of the Sellers pursuant to the Loan Sale Agreements to repurchase Mortgage Loans assigned to such Series as specified in the related Schedule of Mortgage Loans, with respect to which such Sellers have breached representations and warranties made in such Loan Sale Agreements; (ix) rights to the benefits, if any, under the Special Hazard Account, including coverage under the Special Hazard Policy and all endorsements thereto, up to an aggregate amount (with cash and insurance coverage added together) equal to the Program 1993PA Special Hazard Claim Ceiling; (x) rights to the benefits, if any, under the Bankruptcy Account up to the Program 1993PA Bankruptcy Claim Ceiling; and (xi) all proceeds from any of the foregoing relating to such Series. Reference to holders of Certificates evidencing Fractional Undivided Interests aggregating not less than a certain percentage of the Trust Fund of a particular Series means holders of Certificates the aggregate Fractional Undivided Interests of such Series of which, as indicated on the face thereof, is not less than such percentage.

     The following definitions are hereby amended, for all purposes of the Pooling and Administration Agreement, as such terms apply to all of CCC's Program 1993PA Portfolio Pass-Through Certificates outstanding (Series 1993PA-1 through 1993PA-10):

     Cut-off Date:  For each of the Outstanding Series, the Cutoff Date will be
     ------------
as follows: (A) with respect to Series 1993PA-1 through 1993PA-5, March 1, 1993;
(B) with respect to Series 1993PA-6 through 1993PA-10, June 1, 1993; and (C) with respect to Series 1993PA-11 through 1993PA-20, September 1, 1993.

     Mortgage Pool Insurance Policy:  Shall mean the Mortgage Pool Insurance
     ------------------------------
Policy (No. 0000 93 26T), together with the September 21st Schedule Endorsement thereto, in the form attached hereto as Exhibit C. As of the issuance of the
                                        ---------
Additional Series, the coverage under the Mortgage Pool Insurance Policy shall be an amount equal to fourteen and one-half percent (14.5%) of the total initial principal amount, as of the applicable Cutoff Dates, of the mortgage loans pooled to form all of the outstanding Series, less any losses due to defaults by Mortgagors paid to date by PMI, as calculated by the Administrator, with respect to the Outstanding Series and not subsequently recovered by PMI or reimbursed to PMI by CMC pursuant to the terms of the Indemnity Agreement.

     Mortgage Pool Insurer's Premium Percentage:  The monthly Mortgage Pool
     ------------------------------------------
Insurer's Premium Percentage, as of the issuance of Program 1993PA, Series 1993PA-11 through 1993PA-20, is .0289% or 2.89 basis points.

     Outstanding Series:  CCC's Program 1993PA Portfolio Pass Through
     ------------------
Certificates, Series 1993PA-1 through 1993PA-20.

     Pooling and Administration Agreement or Agreement:  The Pooling and
     -------------------------------------------------
Administration Agreement, dated as of March 1, 1993, among CCC, the Administrator and the Trustee, as amended by this Supplement No. 1, dated as of September 1, 1993.

     Program 1993PA Bankruptcy Claim Ceiling:  $182,768.
     ---------------------------------------

     Program 1993PA Special Hazard Claim Ceiling:  $8,823,034.
     -------------------------------------------

     Reserved Amount:  $1,764,607.
     ---------------

     Requisite Amount of the Bankruptcy Account:  Based on the two-prong test
     ------------------------------------------
described in the Agreement, the "Requisite Amount of the Bankruptcy Account" shall be $182,768 upon the issuance of Series 1993PA-11 through 1993PA-20.

     Requisite Amount of the Special Hazard Account: The "Requisite Amount of
     ----------------------------------------------
the Special Hazard Account" shall be $8,823,034 upon the issuance of Series 1993PA-11 through 1993PA-20. This amount is subject to adjustment as described in the Agreement.

     Special Hazard Insurer's Fee Percentage:  The Special Hazard Insurer's Fee
     ---------------------------------------
Percentage as of the issuance of Program 1993PA, Series 1993PA-11 through 1993PA-20, is .0359% or 3.59 basis points.

     Except as otherwise provided herein, all capitalized terms used in this Supplement No. 2 shall have the respective meanings ascribed to them in Article I of the Pooling and Administration Agreement.


                                  ARTICLE II.

                   Conveyance and Delivery of Mortgage Loans
                   -----------------------------------------

     Section 2.01   Conveyance of Mortgage Loans: With respect to each
                    ----------------------------
Additional Series of Certificates, CCC, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse (except as otherwise expressly provided herein) for the benefit of the Certificateholders of the related Additional Series, (A) all the right, title and interest of CCC in and to such Mortgage Loans, including all interest and principal received by CCC on or with respect to such Mortgage Loans after the Cut-off Date (other than any scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date), (B) rights to the benefits available under the September 21st Schedule Endorsement, and (C) all right, title and interest of CCC in and to all other property constituting the respective Trust Fund relating to each such Additional Series.

     Section 2.02   Delivery of Mortgage Loans:  For the related Additional
                    --------------------------
Series, CCC does hereby deliver to and deposit with the Trustee with respect to each Mortgage Loan described on Exhibit A hereto, the documents set forth in
                                ---------
Section 2.02 of the Pooling and Administration Agreement, together with (i) evidence of the adjusted aggregate coverage, if applicable, under the Mortgage Pool Insurance Policy, including the Advance Claims Endorsement, in the amount required by the Rating Agency as evidenced by the delivery of the Rating Letter, as of the issuance of the Additional Series; (ii) a deposit, if applicable, to increase the Reserved Amount on deposit in the Special Hazard Account and an endorsement to the Special Hazard Policy evidencing the new Aggregate Loss Limit under such Policy as a result of the issuance of the Additional Series, and
(iii) a deposit, if applicable, to the funds on deposit in the Bankruptcy Account in the amount required by the Rating Agency as evidenced by the delivery of the Rating Letter, as of the issuance of the Additional Series.

     Section 2.03   Acceptance by Trustee: The Trustee acknowledges receipt of
                    ----------------------
the Mortgage Files for each Mortgage Loan specified on Exhibit A to this
                                                       ---------
Supplement No. 1, and has reviewed or will review such Mortgage Files as required by Section 7.01(a) of the Pooling and Administration Agreement. The Trustee declares that it holds and will hold all documents constituting a part of the Mortgage Files delivered to it as Trustee in trust, as a part of the Trust Fund herein set forth for the use and benefit of all present and future Certificateholders. The acceptance by the Trustee of all Mortgage Files and other property constituting the respective trust fund for each additional series is governed by all of the provisions of the Pooling and Administration Agreement, including, without limitation all of the provisions of Article II thereof.


                                 ARTICLE III.

                        Representations and Warranties
                        ------------------------------

     Section 3.01   Representations and Warranties of CCC:
                    -------------------------------------

          (a)  CCC hereby makes the representations and warranties set forth in
     Section 2.04 and subsection (a) and (b) of Section 5.01 of the Agreement as of the date of this Supplement No. 2, unless a different time is specified for a particular representation in any paragraph under subsection (b).

          (b) In addition to the foregoing representations and warranties, CCC hereby further represents and warrants that all Mortgage Loans, if any, having an initial payment date which occurs after the initial Distribution Date of October 21, 1993 have been pooled into one or more separate Certificates having an initial Distribution Date as specified herein, which is later than the first payment date on such underlying Mortgage Loans.

          (c) It is understood and agreed that the representations and warranties set forth in Section 2.04 and Section 5.01 and made by CCC pursuant to this Article III, shall survive delivery of the respective Mortgage Files to the Trustee.

     Section 3.02   Representations and warranties of Administrator: The
                    -----------------------------------------------
Administrator hereby makes the representations and warranties set forth in
Section 5.02(a) of the Pooling and Administration Agreement as of the date of this Supplement No. 2.


                                  ARTICLE IV.

                Pooling and Administration Agreement to Govern
                ----------------------------------------------

     Except as described herein, the Certificates of each Additional Series shall be governed by and subject to all of the terms and provisions of the Pooling and Administration Agreement.


                                  ARTICLE V.

                           Acceptance by the Trustee
                           -------------------------

     The Trustee accepts the additional trusts created by this Supplement on the same terms and conditions as are set out in the Pooling and Administration Agreement and all rights, privileges and immunities in Section VII of the Pooling and Administration Agreement shall apply to the additional Trust Funds created by this Supplement as completely as if set forth in full herein and modified to apply to this Supplement and to such Additional Series.

     IN WITNESS WHEREOF, CCC, the Administrator and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, as of the day and year first above written.

                                   CAPSTEAD CAPITAL CORPORATION


                                   By:__________________________________________
                                          Julie Moore,
                                          Senior Vice President -
                                          Asset and Liability Management

STATE OF TEXAS           (S)
                         (S)
COUNTY OF DALLAS         (S)

     On the 21st day of September, 1993, before me, a notary public in and for said State, personally appeared Julie Moore, known to me to be the Senior vice President - Asset and Liability Management of Capstead Capital Corporation, a Delaware corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                        ________________________________________
My Commission Expires:                  NOTARY PUBLIC
                                        In and For the State of Texas


__________________________

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